UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): May 3, 2026
EHEALTH, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9190 PRIORITY WAY WEST DR., SUITE 110
INDIANAPOLIS, IN 46240
(Address of principal executive offices)    (Zip Code)

(737) 248-2340
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EHTH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On May 6, 2026, eHealth, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2026 and its financial condition as of March 31, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On May 6, 2026, the Company posted supplemental investor material on its investor relations webpage at https://ir.ehealthinsurance.com. The Company intends to use its investor relations webpage as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. A copy of the supplemental investor materials is also furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto are intended to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Except as shall be expressly set forth by specific reference in such filing, the information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2026, Cesar Soriano notified the board of directors of eHealth, Inc. (the “Board”) of his decision to resign from the Board, including all committees thereof, effective immediately prior to the commencement of the Company’s 2026 Annual Meeting of Stockholders currently scheduled for June 18, 2026, at 9:00 a.m. Eastern Time.

Mr. Soriano’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. The decision reflects his desire to focus on the increasing demands of his role as Chief Executive Officer of Confie Corporation. The Company appreciates Mr. Soriano’s service and contributions to the Board.

In connection with Mr. Soriano’s resignation and with the expiration of Andrea Brimmer’s term as a member of the Board at the 2026 Annual Meeting of Stockholders, as previously disclosed on March 31, 2026, the Board intends to reduce the size of the Board from ten to eight members, effective as of the date of the 2026 Annual Meeting of Stockholders.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release of eHealth, Inc. dated May 6, 2026 (eHealth, Inc. Announces First Quarter 2026 Results)
99.2	Financial Results Conference Call Slides of eHealth, Inc. dated May 6, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eHealth, Inc.
Date:	May 6, 2026	/s/ John J. Dolan
John J. Dolan Chief Financial Officer (Principal Financial Officer)